GOODWILL	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL	GOODWILL
Gross goodwill acquired in the Business Combination of its Obagi Medical and Milk Makeup reporting units was $268.3 million and $135.1 million, respectively, prior to cumulative historical impairment charges. The following table presents changes in goodwill by reportable segment:

(In thousands)	Obagi Medical	Milk Makeup	Total Goodwill
Balance as of December 31, 2023	$199,548	$135,072	$334,620
Impairment loss	(5,031)	—	(5,031)
Balance as of December 31, 2024	$194,517	$135,072	$329,589
Impairment loss	(132,058)	(19,960)	$(152,018)
Balance as of December 31, 2025	$62,459	$115,112	$177,571